SCHEDULE 14A
                                 [Rule 14a-101]

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
      Proxy Statement pursuant to Section 14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. )

Filed by registrant [X] Filed by party other than registrant [ ] Check the appropriate box:

[  ]  Preliminary proxy statement    [  ]  Confidential,  for Use of the
                                            Commission  Only (as permitted by
                                            Rule 14a-6(e)(2))
[X ]  Definitive proxy statement
[  ]  Definitive additional materials
[  ]  Soliciting materials pursuant to Rule 14a-11(c) or Rule 14a-12

                              MARK SOLUTIONS, INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                        Board of Directors of Registrant
     -----------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

   Payment of Filing Fee (Check the appropriate box):

   [ X ]  No fee required.
   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:_____ (2) Aggregate number of securities to which transaction applies:____________ (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:________________________
    (4) Proposed maximum aggregate value of transaction:________________________
    (5) Total fee paid:_________________________________________________________


   [  ] Fee paid previously with preliminary proxy materials:___________________

   [ ] Check box if any part of fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration number, or the for or schedule and the date of its filing.

    (1) Amount previously paid:_________________________________________________
    (2) Form, schedule or registration number:__________________________________
    (3) Filing party:___________________________________________________________
    (4) Date filed:_____________________________________________________________

                              MARK SOLUTIONS, INC.
                            Parkway Technical Center
                                1515 Broad Street
                          Bloomfield, New Jersey 07003
                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                December 28,1998


                               ---------------------





To the Shareholders of
 Mark Solutions, Inc.


     NOTICE IS HEREBY GIVEN that the Annual Meeting of shareholders of Mark Solutions, Inc. (the "Company") will be held at its offices at 1515 Broad Street, Bloomfield, New Jersey 07003, on December 28, 1998 at 10:00 a.m. for the following purposes:


              1. To elect six directors;

              2. To approve the  issuance of Common Stock in excess of 3,615,334 shares in connection with the Company's June 1998 private placement;

              3. To approve the creation of a new class of  5,000,000  shares of
                 Preferred Stock;

              4. To  approve  a reverse  stock  split of the  Company's  issued, outstanding and reserved shares of Common Stock; and

              5. To consider  and act upon such other  business as may  properly come before the Annual Meeting.

      Only shareholders of record at the close of business on October 30, 1998 are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting.

       You are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, you are urged to date and sign the enclosed proxy card and promptly return it in the enclosed reply envelope (which requires no postage if mailed in the United States) so that your shares may be voted for you.




By Order of the Board of Directors,


CARL COPPOLA,
Chairman


Dated: Bloomfield, New Jersey
          November 12, 1998

                              MARK SOLUTIONS, INC.
                            Parkway Technical Center
                                1515 Broad Street
                          Bloomfield, New Jersey 07003
                                ----------------


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS


                                December 28, 1998
                               ---------------------



     This Proxy Statement and accompanying proxy card are being furnished to the shareholders of Mark Solutions, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at its offices at 1515 Broad Street, Bloomfield, New Jersey 07003, on December 28, 1998 at 10:00 a.m. At the Annual Meeting the shareholders will consider the following proposals: (i) the election of six (6) directors; (ii) approval of the issuance of Common Stock in excess of 3,615,334 shares in connection with the Company's June 1998 private placement, (iii) approval to create a new class of 5,000,000 shares of Preferred Stock; (iv) approval of a reverse stock split of the Company's issued, outstanding and reserved shares of Common Stock and (v) such other business as may properly come before the Annual Meeting.



     This Proxy Statement and accompanying proxy card is being distributed to shareholders on or about November 13, 1998.


                           PROXIES; VOTING SECURITIES

     Only holders of shares of common stock, $.01 par value, of the Company the "Common Stock") of record at the close of business on October 30, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date there were issued and outstanding 19,296,674 shares of Common Stock, held by approximately 185 shareholders of record. Each share of Common Stock entitles the holder thereof to one vote. Holders of Common Stock are not entitled to cumulative voting rights.

      The presence, in person or by proxy, of a majority of the outstanding Common Stock is required to constitute a quorum at the Annual Meeting. Abstentions are counted for purposes of determining a quorum. The election of directors will be determined by a plurality of votes, with the six nominees receiving the most votes being elected. Approval of the creation of a class of Preferred Stock and the approval of the reverse stock split will each require the affirmative vote of a majority of the outstanding Common Stock. Each of the other proposals scheduled to come before the Annual Meeting will require the affirmative vote of a majority of the Common Stock present at the Annual Meeting. Therefore, abstentions and broker non-votes will have the same effect as a vote AGAINST Proposals No. 3 and 4 but will have no effect on any other matter.

      Proxies in the form enclosed, if properly submitted and not revoked prior to or at the Annual Meeting will be voted in accordance with the instructions indicated in such proxies. Proxies properly submitted which do not indicate voting instructions will be voted FOR the election of the named nominees as directors and FOR Proposals No. 2, 3 and 4.

      A proxy may be revoked by (i) delivery of a written statement to the Secretary of the Company stating that such proxy is revoked, (ii) by a subsequently dated proxy duly executed and presented at or prior to the Annual Meeting, or (iii) voting in person at the Annual Meeting.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     At the Annual Meeting, six directors of the Company are to be elected, each to serve for a term of one year and until their respective successors are elected and qualified. All of the nominees currently serve as directors of the Company.

     Unless authority is specifically withheld, proxies will be voted FOR the election of the nominees named below. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected. Should any nominee not be a candidate at the time of the Annual Meeting (a situation which is not anticipated), proxies will be voted in favor of the remaining nominees and may also be voted for substitute nominees.

                                Positions with Company and Principal                 Director
Name                    Age     Occupations And Current Public Directorships           Since
-------------           ---    ---------------------------------------------        ----------
Carl C. Coppola(1)       58     Chairman of the Board, President, Chief Executive        1984
                                Officer  of the  Company  and  its  predecessors
                                since  1984.   President  and  Chief   Executive
                                Officer of Mark Lighting  Fixture Co.,  Inc., an
                                unaffiliated entity, for more than 30 years.

Richard Branca(2)        50     President and Chief Executive Officer of Bergen          1992
                                Engineering Co., a construction company since
                                1980.

Ronald E. Olszowy        52     President and Chief Executive Officer of Nationwide      1992
                                Bail Bonds, which provides bail, performance and
                                fidelity bonds since 1966.  President of Interstate
                                Insurance Agency since 1980.

William Westerhoff(1)(2) 60     Retired since June 1992. Prior thereto, Partner of Sax,  1992
                                Macy, Fromm & Co., certified public accountants
                                for more than five years.

Michael Nafash           37     Chief Financial Officer of the Company since January     1995
                                1998. From February 1994 to January 1998,
                                President and Chief Executive Officer of Evolutions,
                                Inc. (OTC), an environmental oriented apparel
                                company.  On January 5, 1998, Evolutions, Inc. filed a
                                Chapter 7 bankruptcy petition (Case No. 98-20010) in
                                the U.S. Bankruptcy Court in Newark, New Jersey.
                                From June 1992 to June 1996, employed by Pure Tech
                                International, Inc., a plastics and metal recycling
                                company,  including as Chief Financial Officer from
                                October 1993 to March 1995.

Yitz Grossman            43     President and Chairman of Target Capital Corporation,    1997
                                a financial consulting company since 1983.

-----------------------------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee


The Board of Directors Unanimously Recommends That Shareholders Vote FOR the Nominees.

Board of Directors and Committees

      The business of the Company is managed under the direction of the Board of Directors. During the fiscal year ended June 30, 1998, the Board of Directors met six times. In addition the Board took action by unanimous written consent on three occasions. Each member of the Board of Directors participated in all meetings held during fiscal 1998.

      The Board of Directors has established audit and compensation committees. The function of those committees, their current members and the number of meetings held or actions taken are described below.

     Audit Committee. The Audit Committee recommends to the Board of Directors the firm to be appointed as the Company's independent public accountants and monitors the performance of such firm. In addition, the committee reviews and approves the scope of the annual audit and reviews and evaluates issues having a potential financial impact on the Company which are brought to its attention by management, the independent public accountants or the Board of Directors. The Audit Committee also reviews all public financial reporting documents of the Company. Messrs. Branca and Westerhoff currently are members of the Audit Committee. The Audit Committee met on September 17, 1998 to review the audit and public filings for the fiscal year ended 1998. The Audit Committee plans to meet at least once a year to review the year end results and audit of the Company and to review quarterly reports when available.

     Compensation Committee. The Compensation Committee establishes the compensation policies for executive officers of the Company, evaluates and approves the compensation of the Chief Executive Officer and reviews his recommendations as to the compensation of the other executive officers. The Compensation Committee also administers the Company's 1993 Incentive Stock Option Plan. Messrs. Coppola and Westerhoff currently are members of the Compensation Committee. The Compensation Committee met on September 17, 1998 to review the fiscal year ended June 30, 1998 compensation arrangements and to consider compensation plans for the future. The Compensation Committee plans to meet at least once a year to review the compensation arrangements of the Company's executive officers.

      The Company does not have a nominating or executive committee. The customary functions of these committees are performed by the Board of Directors as a whole.

Director's Compensation

     Each outside director receives a $1,000 fee and is reimbursed for travel expenses for each meeting attended. The fees will be accrued but remain unpaid until the Company's financial condition sufficiently improves as determined by Mr. Coppola. The Company has established a policy of granting stock options to directors exercisable at the closing sales price of the Common Stock on the date of grant. On December 4, 1997, each of the outside directors received five-year options to purchase 100,000 shares of Common Stock at between $2.875 and $3.375 per share. On June 25, 1998, the foregoing options were cancelled and each outside director received five-year options to purchase 100,000 shares of Common Stock at $1.125 per share, the closing sales price on the date of grant. Future compensation policies will be reviewed annually based upon the Company's financial condition and results of operations.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and 10% shareholders to file with the Securities and Exchange Commission reports of ownership and changes in ownership of the Company's equity securities including its Common Stock. Such persons are also required to furnish the Company with such reports.

      To the Company's knowledge during the fiscal year ended June 30, 1998, all
Section 16(a) filing requirements were satisfied.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The following table sets forth certain information with respect to each beneficial owner of 5% or more of the Common Stock, each Director/Nominee of the Company, each executive officer of the Company who is named in the Summary Compensation Table below and all executive officers and Directors/Nominees as a group as of October 30, 1998. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.

                                      Number of Shares            % of Shares
Beneficial Owner                          Owned                   Outstanding
----------------                      ----------------            -----------

Carl C. Coppola
c/o Mark Solutions, Inc.
1515 Broad Street
Bloomfield, NJ  07003                  2,797,100 (1)                 13.8%

Joseph Salvani
1 Duran Avenue
Ridgewood, NJ  07450                   1,159,956 (2)                  6.0%

William Westerhoff                       160,000 (3)                 (4)

Richard Branca                           225,000 (3)                 (4)

Ronald E. Olszowy                        210,000 (3)                 (4)

Michael Nafash                           213,500 (5)                 (4)

Yitz Grossman                            119,333 (6)                 (4)

All executive officers
 and Directors as
 a group (7 persons)                   3,923,833 (7)                 18.5%


(1) Includes 63,200 shares held in trust for the benefit of three children of Mr. Coppola. Mr. Coppola disclaims beneficial ownership of these shares. Also includes 1,000,000 shares of Common Stock issuable pursuant to options which are presently exercisable.

(2) Includes 100,000 shares of Common Stock issuable pursuant to warrants which are presently exercisable.

(3) Represents or includes 160,000 shares of Common Stock issuable pursuant to options which are presently exercisable.

(4)  Less than 1%

(5) Includes 210,000 shares of Common Stock issuable pursuant to options which are presently exercisable.

(6) Includes 19,333 shares held in a charitable trust of which Mr. Grossman serves as one of the trustees. Mr. Grossman disclaims beneficial ownership of these shares. Also includes 100,000 shares of Common Stock issuable pursuant to options which are presently exercisable.

(7) Includes 1,940,000 shares of Common Stock issuable pursuant to warrants or options which are presently exercisable.

                              EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth the amount of all compensation paid to each of the Company's executive officers whose compensation exceeded $100,000, including its Chief Executive Officer, for the Company's last three fiscal years ended June 30.


================================================================================================================================
|                   |         |             Annual Compensation            |         Long Term Compensation         |          |
|                   |         |                                            |                Awards/Payouts          |          |
================================================================================================================================
|Name and           |  Year   |  Salary  ($) |   Bonus   |   Other Annual  |    Restricted  |   Options/  |  LTIP   | All other|
|Principal          |         |              |    ($)    |   Compensation  |    Stock       |   SARs#     |  Payouts|  Compen- |
|Position           |         |              |           |                 |    Awards $    |             |  $      |  sation  |
-------------------------------------------------------------------------------------------------------------------------------|
|
||Carl Coppola,     |         |                          |                 |                |             |         |          |
|President & CEO    |  1998   |    200,000   |    -0-    |         -0-     |       -0-      |   200,000   |     -0- |   -0-    |
|                   |  1997   |    300,000   |    -0-    |         -0-     |       -0-      |   750,000   |     -0- |   -0-    |
|                   |  1996   |    275,000   |    -0-    |         -0-     |       -0-      |     -0-     |     -0- |   -0-    |
|----------------------------------------------------------------------------------------------------------------------------- |
|Michael Nafash,    |  1998   |     50,000   |    -0-    |         -0-     |       -0-      |   150,000   |     -0- |   -0-    |
|VP- Finance &      |         |              |           |                 |                |             |         |          |
|CFO(1)             |         |              |           |                 |                |             |         |          |
===============================================================================================================================


  (1) Mr.  Nafash  became an employee of the Company on January 1, 1998 and receives an annual salary of
$100,000.



     Options/SAR Grants in Fiscal Year 1998

       The following table sets forth individual grants of stock options to the named executive officers in the Summary Compensation Table for the fiscal year ended June 30, 1998.


                                                                                             Potential
                                                                                         Realizable Value
                                                                                             at Assumed
                                                                                          Annual Rates of
                                                                                            Stock Price
                                                                                         Appreciation for
                                                                                          Option Term (1)
                                                                                        -------------------
                                    % of Total
                                     Options
                   Options          Granted to           Exercise
                   Granted          Employees in           Price          Expiration
Name               (#)(2)           Fiscal Year            ($/Sh)            Date        5%($)        10% ($)
--------------     --------         -----------           ---------       -----------    ------        -------
Carl Coppola       250,000              52.1%              $ 1.125           06/24/03     43,750         93,750

Michael Nafash     150,000              31.1%              $ 1.125           06/24/03     26,250         56,250


(1) The potential realizable value portion of the foregoing table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of appreciation on the Common Stock over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment, nontransferability or differences in vesting periods.

(2) The closing sales price on date of option grants was $ 1.125 per share.


1998 Fiscal Year End Option Values

     The following table sets forth the value of options granted to the named executive officers in the Summary Compensation Table for the fiscal year ended June 30, 1998.

                              Number of Securities         Value of Unexercised
                             Underlying Unexercised        in-the Money Options
                             Options at Fiscal Year(#)     at Fiscal Year End($)
Name                         Exercisable/Unexercisable           Exercisable
-----------------            -------------------------     --------------------
Carl Coppola                     1,000,000/0                       0 (1)
Michael Nafash                     210,000/0                       0 (1)

--------------------------------------

(1) Based upon a closing sales price of $0.6875 per share of Common Stock on November 6, 1998.




1998 Fiscal Year End Repricing of Options

     The following table sets forth all repricings of stock options held by the named executive officers in the Summary Compensation Table in the last ten years. See "Report of the Board of Directors on Executive Compensation- Stock Option Repricing".


========================================================================================================================
|                |               |               |                   |                  |             |  Length of      |
|                |               |  Number of    |    Market Price   |   Exercise       |             |  Original Term  |
|                |               |  Securities   |    of Stock at    |   Price at Time  |             |  Remaining at   |
|                |               |  Underlying   |    Time of        |   of Repricing   |  New        |  Date of        |
|                |               |  Options/SARs |    Repricing or   |   or Exercise    |  Exercise   |  Repricing or   |
|Name and        |               |  Repriced or  |    Amendment      |   Amendment      |  Price      |  Amendment      |
|Title           |     Date      |  Amended(#)   |     ($)           |    ($)           |             |  (Years/Days)   |
|----------------|---------------|---------------|-------------------|------------------|-------------|-----------------|
|
|                |               |               |                   |                  |             |                 |
|Carl Coppola,   |   06/25/98    |  250,000      |    1.125          |    2.875         |   1.125     |    2/156        |
|CEO             |               |               |                   |                  |             |                 |
|----------------|---------------|---------------|-------------------|------------------|-------------|-----------------|
|                |               |               |                   |                  |             |                 |
|Michael Nafash, |   06/25/98    |  150,000      |    1.125          |    2.875         |   1.125     |    2/156        |
|CFO             |               |               |                   |                  |             |                 |
=========================================================================================================================





Employment Agreements

      Pursuant to a three-year employment agreement expiring on June 30, 2000, Mr. Coppola receives an annual base salary of $200,000 and was granted three-year options to purchase 250,000 shares of Common Stock at an exercise price of $1.25; 250,000 shares of Common Stock at an exercise price of $2.00 and 250,000 shares of Common Stock at an exercise price of $2.75. In addition, Mr. Coppola is entitled to reimbursement of expenses not to exceed $15,000 annually and is provided with an automobile and maintenance and use reimbursement by the Company. Mr. Coppola's employment is terminable by the Company upon 90 days written notice and provides for a two-year non-compete period to take effect upon the termination of Mr. Coppola's employment.

Report of the Board of Directors on Executive Compensation

      General. The compensation of the Chief Executive Officer of the Company is determined and evaluated by the Board of Directors. The Board's determinations regarding such compensation are based on a number of factors including (i) providing a level of compensation designed to retain a superior executive in a highly competitive environment, (ii) the individual's contribution to the Company and its operations, (iii) evaluation of the progress achieved as compared to prior periods in establishing the Company's competitive position, and (iv) consideration of the overall operating and financial performance of the Company during the relevant operating period as compared with prior operating periods.

      Compensation for the Company's other executive officers is determined based upon the recommendation of the Chief Executive Officer who considers the same factors considered by the Board of Directors in establishing the compensation of the Chief Executive Officer. The Company has not established a policy with regard to Section 162(m) of the Internal Revenue Code of 1986, as amended, since the Company has not and does not anticipate paying annual compensation in excess of $1,000,000 to any employee.

      The Company applies a consistent approach to compensation for all employees, including senior management. This approached is based on the believe that the achievements of the Company result from coordinated efforts of all employees working toward common objectives.

      As described above under "Employment Agreements" Mr. Coppola will receive an annual base salary of $200,000 through fiscal year end June 30, 2000.

     Stock Option Repricing. On June 25, 1998, the Board of Directors of the Company determined to effectively lower the exercise price of options granted on December 4, 1997 to employees of the Company, including Messrs. Coppola and Nafash, by canceling such options and granting new options. The terms of the new options were identical in all respects to the cancelled options except for the exercise price and new expiration date. The purpose and intention of the repricing was to maintain equity incentives for key employees to foster loyalty and economic motivation. The Board of Directors believes that stock options which are significantly out of the money provide no particular compensatory incentive to employees regarding performance or to forego alternate employment opportunities.



            The Board of Directors

                   Carl Coppola (Chairman)         William Westerhoff
                   Richard Branca                  Michael Nafash
                   Ronald E. Olszowy

                             STOCK PERFORMANCE GRAPH

      The following graph compares the total cumulative return on the Company's Common Stock during the five fiscal years ended June 30, 1998 with the cumulative total return on the Nasdaq Stock Market (US & Foreign) and NASDAQ Stocks (SIC 3400-3499 US Companies), assuming an investment of $100 in each on November 11, 1993 and the reinvestment of all dividends. The information is presented from November 11, 1993 the first day after the Common Stock was listed on the Nasdaq SmallCap Market.





























                       PERFORMANCE GRAPH
SYMBOL                    DATA POINTS                      11/11/93    06/30/94    06/30/95   06/30/96   06/30/97   06/30/98
===============       ==============================================================================================================
--------------------   Mark Solutions, Inc. Common Stock    100.0        64.5         75.8       83.9       33.1      13.3
------------------------------------------------------------------------------------------------------------------------------------
                       Nasdaq Stock Market
- - -  -----  - - -    (US & Foreign)                       100.0        90.7        118.9      153.3      186.4      244.1
------------------------------------------------------------------------------------------------------------------------------------
                       Nasdaq Stocks
 - - - - - - - - - -   (SIC 3400-3499 US Companies)
                        Fabricated Metal Products
                        except machinery
                        & transportation equipment          100.0       101.9        119.4     147.9       202.7      213.8
------------------------------------------------------------------------------------------------------------------------------------



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company purchases lighting fixtures, fabricating services and other related services from Mark Lighting Fixture Co., Inc. ("Mark Lighting"), a company wholly owned by Carl Coppola, President and Chief Executive Officer of the Company. For the fiscal year ended June 30, 1998, the Company paid Mark Lighting $416,497 for such goods and services.

      On December 4, 1997, Mr. Coppola was granted three-year options to purchase 250,000 shares of Common Stock at $2.875 per share. On June 25, 1998, the foregoing options were cancelled and Mr. Coppola was granted three-year options to purchase 250,000 shares of Common Stock at $1.125 per share the closing sales price on the date of grant.

      In May 1997, Mr. Coppola made loans aggregating $160,000 to the Company for working capital purposes. The loans are represented by demand notes with an annual interest rate of 10% payable semiannually. These notes were repaid on April 16, 1998.

      In May 1998, the Company loaned Mr. Coppola $100,000 at 10% interest per annum. The loan was payable on demand and was repaid in full in September 1998.

      On December 4, 1997, Mr. Nafash was granted three-year options to purchase 150,000 shares of Common Stock at $2.875 per share. On June 25, 1998, the foregoing options were cancelled and Mr. Nafash was granted three-year options to purchase 150,000 shares of Common Stock at $1.125 per share the closing sales price on the date of grant.

      In order to induce their exercise, on September 9, 1997, the Company reduced the exercise price of warrants to purchase 100,000 shares of Common Stock issued to Joseph Salvani from $5.00 to $2.50 per share.

      The Company grants each nonemployee director options as compensation for serving on the Board of Directors. On December 4, 1997, each of the outside directors received five-year options to purchase 100,000 shares of Common Stock at between $2.875 and $3.375 per share. On June 25, 1998, the foregoing options were cancelled and each outside director received five-year options to purchase 100,000 shares of Common Stock at $1.125 per share the closing sales price on the date of grant.

      Management believes that each of the foregoing transactions are on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                                 PROPOSAL NO. 2
                AUTHORIZATION OF THE ISSUANCE OF COMMON STOCK IN
      EXCESS OF 3,615,334 SHARES IN CONNECTION WITH THE COMPANY'S JUNE 1998
                                PRIVATE PLACEMENT


     In June 1998, the Company completed a $2,750,000 private placement of equity and debt units (the "Private Placement") pursuant to which the Company issued 1,220,000 shares of Common Stock (the "Private Placement Common Stock"),
(ii) $1,530,000 principal amount convertible debentures due December 28, 1999 (the "Convertible Debentures"), (iii) warrants to purchase 1,375,000 shares of Common Stock (the "Warrants") and (iv) an option exercisable by the investors to purchase an additional $2,550,000 principal amount convertible debentures with warrants to purchase 1,275,000 shares of Common Stock (the, "Debt Unit Option"). See the following paragraph for additional principal terms of the Convertible Debentures, Warrants and Debt Unit Option. Existing shareholders do not have preemptive rights regarding the sale of additional Common Stock by the Company. The Private Placement was effected to comply with the continued listing requirements of The Nasdaq SmallCap Market related to "net tangible assets" and to provide for adequate working capital to fund operations. The Company reviewed and evaluated other proposals, including the loss of its Nasdaq listing and other financing options, and determined to proceed with the Private Placement.

     The holders of the Private Placement Common Stock are entitled to additional shares of Common Stock to the extent the net proceeds from the sale of the Private Placement Common Stock is less than $ 1.30 per share (the "Share Adjustment"). The Convertible Debentures are convertible into shares of Common Stock at the lesser of (i) $1.50 per share or (ii) 75% of the average closing bid price of the Common Stock for the five trading days immediately preceding the conversion. The Warrants are exercisable until June 28, 2002 at $1.50 per share. The Debt Unit Option is exercisable for a twelve month period after registration of the shares of Common Stock underyling the Convertible Debentures and entitles the investors to purchase up to an additional $2,550,000 in 18-month principal amount convertible debentures with terms identical to the Convertible Debentures with four-year warrants to purchase an aggregate of 1,275,000 shares of Common Stock at $1.50 per share.


     The  Share   Adjustment  and  the  conversion  price  of  the  Convertible
Debentures are variable based on the current price of the Company's Common Stock at the time of sale and conversion respectively. Because of the discount to the current market price of the Common Stock, sales of the Private Placement Common Stock and the shares of Common Stock underlying the Convertible Debentures may cause a downward trend in the trading price of the Common Stock until such shares are sold if the interest to buy the Common Stock by investors is weak. The investors in the Private Placement are not prohibited from taking or maintaining a short position in the Common Stock. While each investor has represented that as of October 26, 1998 they do not maintain a short position in the Common Stock, they reserve the right to do so in the future.

     As of November 12, 1998, all of the Convertible Debentures and Warrants remained issued and outstanding.

     The Company is obligated to register under the Securities Act of 1933 the Private Placement Common Stock and the Common Stock underlying the securities issued in the Private Placement. The investor are deemed "underwriters" of the Private Placement Common Stock and the shares, if any issued under the Share Adjustment in connection with any resale by the investors pursuant to such registration.

    The investors in the Private Placement are set forth in the following table.

                                                                 Share of
                                                Shares of        Common
                                 Private        Principle         Stock
                                 Placement        Amount        Issuable
                                 Common         Convertible        Under
Name (1)                         Stock(2)       Debentures       Warrants
--------                      -------------------------------------------------

Jules Nordlicht                    320,000        480,000        400,000
Huberfeld Bodner
  Family Foundation                300,000        450,000        375,000
Mark Nordlicht                      80,000        120,000        100,000
John Georgallas                    200,000           0           100,000
Harry Adler                         40,000         60,000         50,000
Rita Folger                         40,000         60,000         50,000
Mechon L'Hoyroa                     22,500         33,750         28,125
Joseph Antine                       20,000         30,000         25,000
Philip Huberfeld                    20,000         30,000         25,000
Issac Levy                          20,000         30,000         25,000
Beth Medrash Gevoa of Israel        20,000         30,000         25,000
Abraham Elias                       20,000         30,000         25,000
Congregation of Ahavas Tzdodak
  V'Chesed                          20,000         30,000         25,000
Abraham Ziskind                     20,000         30,000         25,000
Jerusalem Fund                      20,000         30,000         25,000
Shor Yoshuv Institute               20,000         30,000         25,000
Josh Berkowitz                      10,000         15,000         12,500
Yeshiva of Telshe Alumni            10,000         15,000         12,500
Shekel HaKodesh                      5,000          7,500          6,250
Judah Perstein                       5,000          7,500          6,250
Ahron Schiller                       2,500          3,750          3,125
Rebecca Adika                        2,500          3,750          3,125
Elissa Eisner                        2,500          3,750          3,125
___________________________________________
(1) Each holder of Convertible Debentures has a pro rata interest in the Debt Unit Option.
(2) Excludes potential Adjustment Shares.



      Issuance of Common Stock in excess of 3,615,334 shares pursuant to the Private Placement including the (i) Share Adjustment, (ii) conversion of the Convertible Debentures, (iii) exercise of Warrants and (iv) exercise of the Debt Unit Option is subject to the approval of the Company's shareholders. In the absence of shareholder approval of issuances in excess of 3,615,334 shares of Common Stock, the holders of the Private Placement Common Stock and Convertible Debentures will have the right to demand cash payment equal to the value of the Share Adjustment and the redemption of the Convertible Debentures at 125% of the principal amount plus accrued interest.

     Pursuant to The Nasdaq Stock Market's corporate governance rules, the Company may not permit the issuance of shares in excess of 20% of the shares of Common Stock outstanding prior to the issuance unless shareholder approval is obtained (the "20% Limit"). In order to insure compliance with such rules, the Common Stock issuable in connection with the Private Placement has been limited to 3,615,334 shares, subject to shareholder approval for issuances in excess of the 20% Limit. The Private Placement Common Stock will not be counted for purposes of a quorum or be entitled to vote regarding this Proposal No. 2.

     Shareholder approval is being sought for issuances of Common Stock over the 20% Limit pursuant to the Private Placement including the Share Adjustment, the conversion of Convertible Debentures, exercise of Warrants and exercise of the Debt Unit Option. Shareholder approval will allow the holders of the Convertible Debentures, Warrants and Debt Unit Option to exercise all of their rights thereunder and acquire in excess of the 20% Limit. Based on the closing bid price of the Company's Common Stock on November 9, 1998 of $0.78125, shares of Common Stock issuable under the Private Placement would equal 11,643,280, including 810,080 shares under the Share Adjustment. Because the Share Adjustment and the conversion of Convertible Debentures is dependent on the price of the Common Stock at future dates, the actual number of shares of Common Stock which will be issued in undeterminable, and may exceed the assumed number given above.



     Due to issues regarding certain terms of the Private Placement, each of the investors of the Private Placement Common Stock has rescission rights through November 4, 1999. Consequently, the Company has classified $1,220,000 of the proceeds as "temporary Stockholders Equity" at June 30, 1998. If all of the investors assert rescission rights the investors would be entitled to (i) return the Private Placement Common Stock, related Warrants and the rights to the shares issued under the Share Adjustment, if any, and receive a refund of their purchase price of $1,220,000 plus interest or (ii) if the Private Placement Common Stock, related Warrants and the rights to the shares issued under the Share Adjustment, if any, are sold, sue for the difference between the purchase price of $1,220,000 and the sales price of these securities. The Company believes it is unlikely that any of the investors would assert rescission rights since, under the terms of the Private Placement, each investor is effectively assured a return on their investment in excess of the amount they would receive in a rescission award. Accordingly, the Company has not and does not intend to reserve any funds to provide for this contingency. If a significant number of investors decide to assert rescission rights, the Company's working capital position (which at June 30, 1998 was $3,078,217) would be materially adversely effected.



     If shareholder approval for this Proposal No. 2 is not obtained, the Company would be obligated to make substantial cash payments to the holders, at their election, pursuant to the Share Adjustment and redemption rights of the Convertible Debentures. Based on the closing bid price of the Company's Common Stock on November 9, 1998 of $0.78125, the amount the Company would be required to pay would be $ 2,545,375 and the Convertible Debentures would accrued interest at 18% per annum until redeemed. The Company does not presently have sufficient capital resources or alternative financing sources to make such cash payments. Based on the Company's financing requirements and the absence of other financing sources, management believes that the approval of this Proposal No. 2 is in the best interest of the Company.


The Board of Directors Unanimously Recommends That Shareholders Vote FOR Proposal No. 2.



                                 PROPOSAL NO. 3
                        AUTHORIZATION FOR A NEW CLASS OF
                      5,000,0000 SHARES OF PREFERRED STOCK

       The Board of Directors propose that the shareholders of the Company authorize an amendment to the Company's Certificate of Incorporation to create a new class of preferred stock consisting of 5,000,000 shares. See below for the full text of the proposed amendment.

      Upon the adoption of the proposed amendment, the Board of Directors, without further action or vote by the shareholders, will have the authority to issue up to 5,000,000 shares of Preferred Stock in one or more classes or series and to fix the rights and preferences of each such class or series, including dividend rights, dividend rates, conversion rights, voting rights, terms of redemption, redemption prices, liquidation preferences and the number of shares constituting any class or series, or the designations of such class or series. The Company has no present commitments, arrangements or plans to issue any Preferred Stock. Nevertheless, all of the Preferred Stock may be issued by the Company upon authorization of the Board of Directors without further action by the shareholders unless otherwise required by applicable law.

      The Board of Directors believes that the proposed creation of the Preferred Stock is in the best interest of the shareholders. The Board of Directors believes that the Company should have maximum flexibility in connection with the sale of securities to raise additional working capital, the negotiation of mergers and acquisitions and other proper business purposes. In many situations prompt action may be required which would not permit seeking shareholder approval to authorize additional shares for a specific transaction or purpose on a timely basis. The Board of Directors believes that it is important to have the flexibility to act promptly in the best interests of shareholders.

      The voting and other rights of the holders of the Common Stock may be subject to and adversely effected by, the rights of any Preferred Stock that may be issued in the future, including dilution of the ownership of current shareholders. In addition, the issuance of Preferred Stock could have potential anti-takeover effects in that the shares could be used to issue control blocks to persons or entities considered favorable by management shareholders rendering an unfriendly tender-offer, proxy contest or merger more difficult. The existence of the authorized but unissued Preferred Stock, and the Board of Directors' ability to issue such shares and set its terms without shareholder approval, may deter persons from seeking to acquire the Company on a hostile basis and could make any attempt at gaining control of the Company or changing management of the Company more difficult or time consuming. The Board of Directors purpose for seeking the creation of the Preferred Stock is not for anti-takeover purposes.

      The proposed amendment to the Certificate of Incorporation would revise Article Fourth to read in its entirety as follows:


         "FOURTH: The Corporation shall be authorized to issue the following shares:

                                    Number of
            Class                    Shares                 Par Value
         -------------            ------------              ---------
         Common Stock              50,000,000               $  .01
         Preferred Stock            5,000,000               $ 1.00


               The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

               The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                   (a) The number of shares constituting that series and the distinctive designation of that series;
                   (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

                   (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;
                   (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision of adjustment of the conversion rate in such events as the Board of Directors shall determine;
                   (e) Whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or date upon which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;
                   (f) Whether that series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;
                   (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares that series;
                   (h) Any other relative rights, preferences and limitations of that series."


The Board of Directors Unanimously Recommends That Shareholders Vote FOR Proposal No. 3.




                                 PROPOSAL NO. 4
    TO APPROVE A REVERSE STOCK SPLIT OF THE ISSUED, OUTSTANDING AND RESERVED
                             SHARES OF COMMON STOCK

General

      In August 1998, the Company's Board of Directors adopted a proposal to effect a reverse stock split of the Company's issued, outstanding and reserved shares of Common Stock (the "Reverse Stock Split"). Neither the par value of $.01 per share or the total authorized number of 50,000,000 shares of Common Stock will be affected. If the Reverse Stock Split is approved by shareholders, the Board of Directors will be granted the discretion to effect, without further shareholder action, either (i) a one-for-four reverse split, (ii) a one-for-eight reverse split or (iii) no stock split. Due to the changing trading prices of the Common Stock, the Board of Directors believe that its ability to select among the foregoing alternatives is necessary to increase the Company's ability to maintain the Common Stock's listing on the Nasdaq SmallCap Market and to increase the per share trading price of the Common Stock to levels more acceptable to investors and the securities industry. If the trading price increases and continually trades at $1.00 or greater, the Board of Directors is more likely to effect a one-for-four reverse split. If the trading price remains below $1.00, the Board of Directors is more likely to effect a one-for-eight reverse split.

      Shareholders must approve both reverse stock split ratios and the Board of Directors discretion to effect either or reject the Reverse Stock Split proposal in its entirety. If shareholders approve this Proposal No. 4, the Reverse Stock Split would be implemented as set forth below in "Implementation of the Reverse Stock Split". If the Reverse Stock Split is not effected by the Board of Directors prior to the next annual meeting of shareholders, the Company will abandon the Reverse Stock Split.

      The Reverse Stock Split, if effected, will not affect any shareholders proportionate equity interest in the Company (except for the fractional share adjustment) or the relative rights, preferences, privileges or priorities of any shareholder. In addition, pursuant to the terms of the Company's stock option plan, outstanding warrants, options and convertible debentures, the number of shares issuable upon their exercise or conversion and the related exercise or conversion price per share, will be proportionately adjusted.

Purpose of the Reverse Stock Split

      The Board of Directors believes a Reverse Stock Split is in the best interest of the Company and it shareholders.

     In February 1998, new maintenance requirements for continued listing on the Nasdaq SmallCap Market became effective. Under these requirements, the Company is required to maintain, among other things, a minimum bid price of $1.00 per share of Common Stock. As of the date of this Proxy Statement, the Company does not comply with this requirement and the Reverse Stock Split is intended to enable the Company to achieve and maintain a minimum bid price of $1.00 per share of Common Stock. The Board of Directors believes a Reverse Stock Split may have the effect of increasing the per share market price and allow the Common Stock to continue to be listed on the Nasdaq SmallCap Market, although there is no assurance that the market price of the Common Stock will rise proportionately with the Reverse Stock Split or that the post-Reverse Stock Split per share market price of a least $1.00 can be achieved or maintained. Even if the Company achieves the required minimum bid price, there is no assurance that the Company will continue to meet the other Nasdaq SmallCap Market continued listing requirements. If the Common Stock was no longer listed on the Nasdaq SmallCap Market, it would be traded in the over-the-counter market through an electronic bulletin board or in the "pink sheets". Market interest in the Common Stock would likely decrease significantly because of the difficulty in obtaining accurate trading quotations. In addition, in the event the Common Stock fails to maintain its Nasdaq listing, it would be subject to the "penny stock" rules of the Securities Exchange Act of 1934 which impose additional customer disclosure, record keeping obligations and other sales practice requirements on brokers effecting transactions in the security. Because of these additional obligations, certain brokers may decide not to effect transactions in the Common Stock which could adversely effect the ability of shareholders to sell their Common Stock.

      The Board of Directors further believes that the intended increase in the per share market price of the Common Stock will improve the Common Stock's investment suitability to investors and the securities industry and result in a broader market. Certain brokerage firms are reluctant to or will not recommend low priced stocks to their clients or will not make a market in such stocks. These practices may adversely affect the liquidity of the Common Stock and the ability of the company to raise additional equity capital. In addition, brokerage commissions for transactions involving low priced stock are often higher than for higher priced stocks.

Effects of the Reverse Stock Split

      The principal effect of the Reverse Stock Split will be to (i) decrease the number of outstanding shares of Common Stock, which at of the Record Date was 19,296,674 shares, (ii) proportionately decrease the number of shares of Common Stock issuable on the exercise of outstanding options, warrants and under the Company's stock option plan, which at the Record Date was 4,960,000, and
(iii) proportionately decrease the number of shares of Common Stock issuable on the conversion of convertible debt, which at the Record Date was $1,630,000. The Reverse Stock Split will not affect any shareholders proportionate equity interest in the Company (except for the fractional share adjustment) or the relative rights (including voting rights), preferences, privileges or priorities of any shareholder. The total number of authorized share will remain at 50,000,000 shares of Common Stock, $.01 par value and 5,000,000 shares of Preferred Stock, $1.00 par value (assuming Proposal No. 3 is approved by the shareholders). The Reverse Stock Split will have the effect of significantly increasing the number of shares of Common Stock available for issuance without further shareholder approval.

      In general, the future issuance of additional shares of Common Stock available as a result of the Reverse Stock Split, other than on a pro rata basis, will dilute the ownership of the current shareholders. In addition, the increased number of authorized shares of Common Stock could have potential anti-takeover effects in that the shares could be used to issue control blocks to persons or entities considered favorable by management rendering an unfriendly tender-offer, proxy contest or merger more difficult. The existence of the authorized but unissued Common Stock, and the Board of Directors' ability to issue such shares without shareholder approval, may deter persons from seeking to acquire the Company on a hostile basis and could make any attempt at gaining control of the Company or changing management of the Company more difficult or time consuming. The Board of Directors' purpose for proposing the Reverse Stock Split is not for anti-takeover purposes and management is not aware of any specific effort to accumulate the Company's securities or to obtain control of the Company by merger, tender offer, proxy contest or otherwise.

Implementation of the Reverse Stock Split

      The Reverse Stock Split selected by the Board of Directors will be effected on the date an amendment to the Company's Certificate of Incorporation is filed with the Delaware Secretary of State (the "Effective Date"). See Exhibit A for the form of the amendment to effect the Reverse Stock Split. On the Effective Date, automatically and without any further action on the part of the shareholders, certificates representing the pre-Reverse Stock Split number of shares of Common Stock ("Old Shares") will be deemed to represent the number of post-Reverse Stock Split shares of Common Stock ("New Shares"). Certificates reflecting the number of New Shares will be issued in due course by the Company's transfer agent, Continental Stock Transfer and Trust Company (the "Transfer Agent"), upon tender of certificates representing the Old Shares for transfer.

      No fractional shares resulting from the Reverse Stock Split will be issued. To the extent fractional shares result from the Reverse Stock Split, the number of New Shares shall be rounded up if the fractional share is greater than 1/2 and rounded down if the fractional share is 1/2 or less. No cash will be paid for fractional shares.

      As soon as practicable after the Effective Date, the Company will send a letter of transmittal to each holder of record of Old Shares. Shareholders should not submit any certificates until requested to due so. The letter of transmittal will contain instructions for the surrender of certificate(s) representing the Old Shares to the Transfer Agent. Upon proper completion and execution of the letter of transmittal and return to the Transfer Agent, together with the certificate(s) representing the Old Shares and payment of the new certificate fee established by the Transfer Agent, a shareholder will be entitled to receive a certificate representing the number of New Shares. Shareholders will not be required to exchange their certificates representing the Old Shares. Until exchanged, certificates representing Old Shares will be deemed to represent the corresponding number of New Shares.

      With respect to the shares of Common Stock underlying outstanding warrants, option and convertible debt, the Company will send to each holder a notice of the proportionate adjustment regarding the number of shares of Common Stock issuable and the exercise or conversion price.

Federal Income Tax Consequences of the Reverse Stock Split

      The following is a summary of the Federal income tax consequences of the Reverse Stock Split. This summary is based on existing law which is subject to change by legislation, administrative action and judicial decision and dose not consider the individual investment circumstances. Therefore the information is necessarily general in nature and shareholders are advised to consult their own tax advisors relating to their individual circumstance.

      A shareholder will not be required to recognize gain or loss as a result of the Reverse Stock Split and the shareholder's basis in the New Shares will equal his basis in the Old Shares.

      A shareholder's holding period for the New Shares will be the same as the holding period of the Old Shares for which they were exchanged.

      The Reverse Stock Split would be a tax-free recapitalization and the Company would not recognize and gain or loss.

The Board of Directors Unanimously Recommends That Shareholders Vote FOR Proposal No. 4.


                                  OTHER MATTERS

      The Company knows of no other business that will be presented for consideration at the Annual Meeting. However, the enclosed proxy confers discretionary authority to vote with respect to those matters described in Rule 14a-4(c) under the Securities Exchange Act of 1934 (the "Exchange Act"), including matters that the Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented at the Annual Meeting. If any such matters are presented at the Annual Meeting, then the proxy agents named in the proxy card will have the discretionary authority to vote the shares in accordance with their best judgment.




                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The accounting firm of Holtz Rubenstein & Co., LLP has acted as the Company's independent public accountants for the fiscal year ended June 30, 1998. The services provided by Holtz Rubenstein & Co., LLP to the Company for 1998 included the audit of the Company's annual consolidated financial statements, consultation with regard to Federal securities law financial filings and consultation on various tax, securities and other matters. Holtz Rubenstein & Co., LLP is expected to be selected as the Company's independent public accountants for the fiscal year ending June 30, 1999, however the final decision of the Board of Directors will be based on the recommendation of the Audit Committee and is customarily made by the Company near the end of its fiscal year.

      A representative of Holtz Rubenstein & Co., LLP is expected to be present at the Annual Meeting, have the opportunity to make a statement and to be available to respond to appropriate questions.


     On  April  15,  1998,  the  Company   terminated  its  former   independent
accountants, Sax Macy Fromm & Co., P.C. ("SMF"). The decision to change accountants was approved by the Company's Board of Directors. There were no disagreements between the Company and SMF on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the Company's last two fiscal years ended June 30, 1997 and through April 15, 1998. Neither of SMF's reports on the Company's financial statements for the fiscal years ended June 30, 1996 and June 30, 1997 contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.


                             SOLICITATION OF PROXIES

      The Company will pay the cost of this solicitation which will be made primarily by mail. Proxies may also be solicited by directors, officers or employees of the Company without additional compensation, in person, or by telephone, facsimile or other similar means. The Company will, on request, reimburse shareholders who are brokers, dealers, banks, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of Common Stock they hold of record.

                  SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

      Any shareholder who wishes to present a proposal to be considered at the 1999 annual meeting of shareholders and who wishes to have such proposal receive consideration for inclusion in the Company's proxy statement must deliver such proposal in writing to the Company at Parkway Technical Center, 1515 Broad Street, Bloomfield, New Jersey 07003 not later than June 18, 1999. Any shareholder proposal must comply with the requirements of Rule 14a-8 under the Exchange Act.



               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE


     In connection with Proposals No. 2, 3 and 4, the Company is required to provide certain financial information with this Proxy Statement. The Company incorporates herein by reference its financial statements for the year ended June 30, 1998 and the related Management's Discussion and Analysis of Financial Condition and Results of Operations from its Form 10-K for the fiscal year ended June 30, 1998, which has been previously filed by the Company (Commission File
No. 0-17118) with the Securities and Exchange Commission pursuant to the Exchange Act and made a part of this Proxy Statement. The Form 10-K for the year ended June 30, 1998 is being mailed herewith.

     All documents filed by the Company pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement and to be part hereof from the date of filing such documents. Any statements contained herein or in a document incorporated by reference herein shall be deemed modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed documents which also is incorporated by reference modifies or superseded such earlier statement. A copy of any document incorporated by reference may be obtained without charge by any shareholder of record on the Record Date upon written request to the Company's executive offices, Attention:
Corporate Secretary.




                           ANNUAL REPORT AND FORM 10-K


     The 1998 Annual Report to Shareholders on Form 10-K for the fiscal year ended June 30, 1998, including financial statements, is being mailed herewith. If you did not receive a copy please advise the Company and another will be sent to you. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1998, as filed with the Securities and Exchange Commission, may be obtained without charge by any shareholder of record on the Record Date upon written request to the Company's executive offices, Attention: Corporate Secretary.



By Order of the Board of Directors,


CARL COPPOLA, Chairman


November 12, 1998
Bloomfield, New Jersey

                                                                     EXHIBIT A


      CERTIFICATE OF AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION OF
                              MARK SOLUTIONS, INC.

Mark Solutions, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

   FIRST: That at a meeting of the board of directors of the corporation, resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of the corporation, declaring said amendment to be advisable and calling a meeting of shareholders of the corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

   RESOLVED, that the Restated Certificate of Incorporation of Mark Solutions, Inc., as amended to date, shall be amended so that Article Fourth shall read in its entirety as follows:

        "FOURTH: The Corporation shall be authorized to issue the following shares:

                                    Number of
            Class                    Shares                 Par Value
         -------------            ------------              ---------
         Common Stock              50,000,000               $  .01
         Preferred Stock            5,000,000               $ 1.00


               The Board of Directors is authorized, subject to the limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

               The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

                   (a) The number of shares constituting that series and the distinctive designation of that series;
                   (b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;
                   (c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and if so, the terms of such voting rights;
                   (d) Whether that series shall have conversion privileges, and, if so, the terms and conditions of such conversion, including provision of adjustment of the conversion rate in such events as the Board of Directors shall determine;
                   (e) Whether or not the shares of that series shall be redeemable, and if so, the terms and conditions of such redemption, including the date or date upon which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

                   (f) Whether that series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;
                   (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares that series;
                   (h) Any other relative rights, preferences and limitations of that series."

   Simultaneously with the effective date of this amendment (the "Effective Date"), (i) 19,296,674 shares of Common Stock outstanding, (ii) 4,960,000 shares of Common Stock reserved for grant of options and/or subject to outstanding options and warrants immediately prior to the Effective Date and
   (iii) the shares reserved for issuance on the conversion of outstanding debt immediately prior to the Effective Date (the Old Shares"), shall automatically and without any action on the part of the holder thereof be reverse split on a 1-for- basis so that each Old Share shall automatically be converted and reconstituted as of a share (New Shares") of Common Stock (the "Reverse Stock Split"). The par value of the New Shares shall be $.01 per share. No fractional shares resulting from the Reverse Stock Split will be issued. To the extent fractional shares result from the Reverse Stock Split, the number of New Shares shall be rounded up if the fractional share is greater than 1/2 and rounded down if the fractional share is 1/2 or less.

   SECOND: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the shareholders of the corporation was duly called and held, upon notice in accordance with Section 322 of the General corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

   THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


   IN WITNESS  WHEREOF,  Mark  Solutions,  Inc.  has caused  this  Certificate
   to be signed by Carl  Coppola,  its  president this      day of      , 199  .


                              MARK SOLUTIONS, INC.

                           By:_____________________________
                                Carl Coppola, President

PROXY                          MARK SOLUTIONS, INC.
                                1515 Broad Street
                          Bloomfield, New Jersey 07003
                 This Proxy is being solicited on Behalf of the
                    Mark Solutions, Inc. Board of Directors


     The undersigned hereby appoints Carl C. Coppola and Cheryl Gomes, and either of them, as proxies, each of them with the power to appoint his substitute, and hereby authorizes either of them to represent and to vote, as designated below, all the shares of Common Stock of Mark Solutions, Inc. ("Mark") held of record by the undersigned on October 30, 1998 or with respect to which the undersigned is otherwise entitled to vote or act, at the Annual Meeting of Shareholders to be held on December 28, 1998 (the "Annual Meeting"), or any adjournment thereof.

1. ELECTION OF DIRECTORS  ................     [ ]  FOR all nominees listed below             [ ] WITHHOLD authority
                                               (except as marked to the contrary below)   to vote for all nominees listed below

        (INSTRUCTION: To withhold authority for any individual,
             mark the box next to the nominees name below.)
    Carl C. Coppola      [  ]   Richard Branca       [  ]   Michael Nafash  [  ]
    Ronald  E.  Olszowy  [  ]   William  Westerhoff  [  ]   Yitz Grossman   [  ]

2. To approve the issuance of Common Stock in excess of 3,615,334 shares in connection with the Company's 1998 private placement.
                   FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

3. To approve the creation of a new class of 5,000,000 shares of
   Preferred Stock.
                   FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

4. To approve a reverse split of the Company's issued, outstanding and reserved shares of Common Stock
                   FOR [ ]      AGAINST [ ]      ABSTAIN [ ]

                   (To be signed and dated on the other side)
--------------------------------------------------------------------------------

                          (Continued from other side)
5. In their discretion the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof, upon matters incident to the conduct of the Annual Meeting and upon the election of substituted nominees for Director designated by the Board of Directors if one or more of the persons named above is unable to serve as a Director.


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS AND FOR PROPOSALS NO. 2, 3, AND 4, AND AUTHORITY WILL BE DEEMED GRANTED UNDER PROPOSAL NO. 5.



                                      Dated:_____________________________, 1998

                                        ________________________________________
                                                       Signature

                                        ________________________________________
                                                 Signature if held jointly


                               Please sign exactly as the name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.




           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.